UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2014

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 24, 2014, the Board of Directors (the “Board”) of NGL Energy Holdings LLC (the “General Partner”), the general partner of  NGL Energy Partners LP (the “Partnership”), approved the compensation actions described below with respect to certain of the General Partner’s Named Executive Officers. The Board approved the following new annual base salaries, effective July 1, 2014: H. Michael Krimbill, the General Partner’s Chief Executive Officer: $350,000; and Atanas H. Atanasov, the General Partner’s Chief Financial Officer: $300,000.  The Board also approved bonuses in the form of 7,000 restricted common units (“Restricted Units”) of the Partnership to be paid to each of Mr. Atanasov and Shawn W. Coady, the General Partner’s President and Chief Operating Officer, Retail Division, with respect to their performance for fiscal year 2014.  The Restricted Units will vest in full on August 15, 2014, subject to each executive’s continued employment through such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC, its general partner

Date: July 30, 2014		By:	/s/ Jeffrey A. Herbers
Jeffrey A. Herbers Chief Accounting Officer